SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                January 26, 1998
                               -------------------



                              Guthrie Savings, Inc.
                              ---------------------
             (Exact name of Registrant as specified in its Charter)



          Delaware                     0-24468                 73-1452383
------------------                  --------------        ---------------------
(State or other Jurisdiction        (SEC File No.)           (IRS Employer
      of incorporation)                                   Identification Number)


120 North Division, Guthrie, Oklahoma                                  73044
-------------------------------------                                ----------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:             (405) 282-2201
                                                                --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name of former address, if changed since last Report)

                              GUTHRIE SAVINGS, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------





Item 5. Other Events
--------------------

         On January 26, 1998 the registrant announced that its Board of Directors has declared a special cash dividend of $.50 per share to stockholders of record as of February 3, 1998.

         For further details, reference is made to the press release dated January 26, 1998, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------


Exhibit 99 -- Press Release dated January 26, 1998
----------

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its vehalf by the undersigned, thereunto duly authorized.


                                   GUTHRIE SAVINGS, INC.



Date: January 26, 1998             By: /s/ William L. Cunningham
      ----------------                --------------------------
                                      William L. Cunningham
                                      President